UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor

Cambridge, MA 02142

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 15, 2014, Zalicus Inc. (“Zalicus”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Epirus Biopharmaceuticals, Inc., a privately held biopharmaceutical company (“Epirus”) and BRunning, Inc., a wholly owned subsidiary of Zalicus (“Merger Subsidiary”), pursuant to which the Merger Subsidiary will be merged with and into Epirus (the “Merger”) at the effective time of the Merger, with Epirus continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Zalicus.

Subject to the terms and conditions of the Merger Agreement, the percentage of the combined company that Zalicus stockholders will own following the closing of the Merger is subject to adjustment based on the level of Zalicus’ net cash at the closing. On a pro forma basis, based upon the number of shares of Zalicus common stock to be issued in the Merger, following the closing of the Merger (i) current Zalicus stockholders will own approximately 19% of the combined company and current Epirus stockholders will own approximately 81% of the combined company if Zalicus’ net cash at closing is equal to or in excess of $12 million, (ii) current Zalicus stockholders will own approximately 17% of the combined company and current Epirus stockholders will own approximately 83% of the combined company if Zalicus’ net cash at closing is equal to or in excess of $9 million but less than $12 million, and (iii) current Zalicus stockholders will own approximately 14% of the combined company and current Epirus stockholders will own approximately 86% of the combined company if Zalicus’ net cash at closing is equal to or less than $9 million. Zalicus is exploring different alternatives to increase its level of net cash. However, based on Zalicus’ current level of net cash and taking into account Zalicus’ projected expenses in connection with the proposed transaction, if the Merger were to close today, the stockholders of Zalicus would own appropriately 14% of the combined company and current Epirus stockholders would own approximately 86% of the combined company. There can be no assurances that any actions taken by Zalicus to attempt to increase its level of net cash between now and closing will be successful or that any such alternatives will be available to Zalicus.

The Merger Agreement contains a customary “no-shop” provision under which neither Zalicus nor Epirus is permitted to (i) solicit any alternative acquisition proposals, (ii) participate in any negotiations or discussions with any person relating to any alternative acquisition proposal, (iii) waive, terminate or release any person from a “standstill” or similar agreement, (iv) approve, endorse or recommend any alternative acquisition proposal, or (iv) enter into any agreement relating to any alternative acquisition proposal. The “no-shop” provision is subject to certain exceptions that permit the board of directors of each of Zalicus and Epirus to comply with its fiduciary duties, which, under certain circumstances, would enable either Zalicus or Epirus to provide information to, and engage in discussions or negotiations with, third parties with respect to alternative acquisition proposals.

The Merger Agreement provides each of Zalicus and Epirus with specified termination rights. If the Merger Agreement is terminated to accept a superior acquisition proposal or under other circumstances specified in the Merger Agreement, Zalicus will be required to pay to Epirus a termination fee of $1.1 million or Epirus will be required to pay to Zalicus a termination fee of $2.5 million, as the case may be.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors of the combined company will consist of one former director of Zalicus, six former directors of Epirus, and one director to be designated by Epirus (subject to the reasonable consent of Zalicus) following the completion of a mutually agreeable director search and selection process, provided that such person shall be named at least seven days prior to the mailing of the proxy statement to the stockholders of Zalicus. In connection with the Merger, Zalicus will seek to amend its certificate of incorporation to: (i) effect a reverse split of Zalicus common stock at a ratio to be determined by Zalicus, which is intended to ensure that the listing requirements of the Nasdaq Capital Market are satisfied, and (ii) increase the number of authorized shares of Zalicus common stock from 200 million shares to 300 million shares and change the name of Zalicus to “Epirus Biopharmaceuticals, Inc.”, subject to the consummation of the merger. In addition, Zalicus will seek to amend its Amended and Restated 2004 Incentive Plan to increase the number of shares available for issuance pursuant to equity awards by 3 million shares.

Zalicus’s and Epirus’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining the requisite approvals of the stockholders of Zalicus and Epirus, including the approval of the charter amendments and option plan amendment by the stockholders of Zalicus, Zalicus having a minimum level of cash of $3.0 million at the time of closing, and the effectiveness of a registration statement on Form S-4 relating to the shares of Zalicus common stock to be issued to Epirus stockholders pursuant to the Merger Agreement.

The Board of Directors of Zalicus has unanimously approved the Merger Agreement and the related transactions, and has adopted resolutions recommending the requisite stockholder approval for the issuance of the shares of Zalicus common stock pursuant to the Merger. Zalicus has agreed to hold a stockholders’ meeting to submit certain matters to its stockholders for their consideration. In connection with the Merger, Zalicus intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus of both Zalicus and Epirus and other relevant materials in connection with the proposed transactions.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Zalicus. The Merger Agreement contains representations, warranties and covenants that Zalicus and Epirus made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Zalicus and Epirus and may be subject to important qualifications and limitations agreed to by Zalicus and Epirus in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Zalicus and Epirus rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Zalicus’ public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Voting Agreements

In connection with the execution of the Merger Agreement, Zalicus entered into Voting Agreements with its current directors and certain officers, which together beneficially own or control an aggregate of approximately 5% of Zalicus common stock. The Voting Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted, all of the shares of Zalicus’ common stock beneficially owned by such stockholder in favor of the stockholder proposals submitted at the Zalicus stockholders meeting held in connection with the Merger. In addition, stockholders of Epirus owning or controlling approximately 93% of Epirus’ voting securities at the time of signing have entered into similar voting agreements whereby they have agreed to vote or cause to be voted, all of the shares of capital stock of Epirus beneficially owned by such stockholders in favor of the adoption and approval of the Merger Agreement.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Zalicus Voting Agreement and the form of Epirus Voting Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Epirus or Zalicus or the solicitation of any vote or approval. In connection with the proposed transaction, Zalicus will file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will contain important information about Epirus, Zalicus, the transaction and related matters. Epirus and Zalicus will mail or otherwise deliver the joint proxy statement/prospectus to their respective stockholders when it becomes available. Investors and security holders of Epirus and Zalicus are urged to read carefully the joint proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of Zalicus will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by Zalicus through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Zalicus will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting Zalicus, Attn: Justin Renz, jrenz@zalicus.com. Investors and security holders of Epirus will be able to obtain free copies of the joint proxy statement/prospectus for the merger by contacting Epirus, Attn: Edward Scott, escott@epirusbiopharma.com.

Epirus and Zalicus, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Epirus and Zalicus. Information regarding Zalicus’ directors and executive officers is contained in Zalicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 14, 2014, and will also be available in the joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction. Information regarding Epirus’ directors and officers and a more complete description of the interests of Zalicus’ directors and officers in the proposed transaction will be available in the joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the transaction, the amount of Zalicus’s net cash at closing, the prospects for commercializing or selling any medicines or other products, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Epirus, Zalicus or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Epirus and Zalicus caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by Epirus or Zalicus to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of Epirus’ or Zalicus’ proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that Epirus or Zalicus may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Zalicus’ business, financial conditions and results of operations are contained in Zalicus’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent Epirus’ and Zalicus’ estimate as of the date hereof only, and Epirus and Zalicus specifically disclaim any duty or obligation to update forward-looking statements.

Other risks and uncertainties are more fully described in Zalicus’ Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC, and in other filings that Zalicus makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described above under “Important Additional Information will be Filed with the SEC.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Item 8.01.	Other Events.

On April 16, 2014, Zalicus issued a press release announcing, among other things, the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.

By:	/s/ Justin A. Renz
Name: Justin A. Renz
Title: Executive Vice President and
Chief Financial Officer

Dated: April 16, 2014

Index to Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 15, 2014, by and among Zalicus Inc., Epirus Biopharmaceuticals, Inc. and BRunning, Inc. (1)

10.1	Form of Zalicus Voting Agreement and a schedule of signatories thereto

10.2	Form of Epirus Voting Agreement and a schedule of signatories thereto

99.1	Press release of Zalicus Inc. dated April 16, 2014.

(1)	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Zalicus agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Zalicus may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.